KCAP FINANCIAL, INC.

Investor Presentation
April 2015

FORWARD LOOKING / NON-GAAP INFORMATION

This presentation includes forward-looking statements. The matters discussed in this presentation, as well as in future oral and written statements by management of KCAP Financial, Inc., that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar words. Important assumptions include our ability to acquire or originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this presentation should not be regarded as a representation by us that our plans or objectives will be achieved.

There are a number of important risks and uncertainties that could cause our actual results to differ materially from those indicated by such forward-looking statements. You should not place undue reliance on these forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this presentation.

This presentation may also contain non-GAAP financial information. The Company's management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of the Company's financial performance, identifying trends in our results and providing meaningful period-to-period comparisons.

INVESTMENT HIGHLIGHTS

KCAP FINANCIAL, INC.

Innovative Strategy and Platform	• Internally managed structure – low expense ratio especially compared to externally managed BDCs • 100% ownership of Asset Manager Affiliates (Katonah Debt Advisors and Trimaran Advisors)
Highly Experienced Management Team	• Seasoned management team with average industry tenure of 25+ years • Managed loan portfolios through numerous economic and credit cycles
Dynamic Business Model	• Compelling middle market opportunities; multi-channel origination capabilities • Enhanced portfolio yield through high returns on investments in CLO funds and cash flow generated by the Asset Manager Affiliates • Disciplined investment process with seasoned credit professionals • Demonstrated ability to access to all capital markets
Diversified Portfolio	• First lien / second lien / mezzanine and equity • CLO Fund investments and management of these securities through Asset Manager Affiliates – creating synergies and stable cash flows • Investments primarily in floating rate securities - well positioned for rising rates
Low Leverage	• $224 million in borrowings and $510 million of total assets as of December 31, 2014 • Asset coverage is 211%, above the minimum 200% (1:1) required for a BDC
Alignment of Interests	• No external management fees • Board members and management own 8% of the shares outstanding (as of March 31, 2015)

Data as of, or for the fiscal year ended 12/31/14 unless otherwise noted

EXPERIENCED MANAGEMENT TEAM

KCAP FINANCIAL, INC.

Extensive experience and a proven investment track record

Dayl W. Pearson
Chief Executive Officer

- KCAP's President and CEO since 2006
- More than 33 years of banking experience focused primarily on middle market credit intensive transactions
- In excess of $5 billion in financings over the past 15 years
- From 1997 to 2006 Managing Director at CIBC in the Leveraged Finance and Sponsor Coverage Group

Edward U. Gilpin
Chief Financial Officer

- CFO of KCAP since 2012
- Joined KCAP with over 28 years of experience
- Prior served as CFO at Associated Renewable Inc. as well as CFO of Ram Holdings, Ltd.

Jon Corless
Chief Investment Officer

- Joined KCAP in 2006 as part of the middle market team
- 30 years of experience in high-yield and leveraged credits
- Prior to joining KCAP, Jon was a Credit Risk Manager for Trimaran Debt Advisors

Dominick Mazzitelli
President & PM
Trimaran Advisors

- Joined Trimaran in 2005 from Joseph & Co.
- Responsible for top tier credit performance at Trimaran
- Former research analyst within CIBC World Markets' Leverage Finance and High Yield Group and Morgan Stanley

DYNAMIC BUSINESS MODEL

KCAP's innovative business strategy generates strong asset and dividend growth while responsibly managing credit risk

- Focus on middle market transaction-driven lending with large transaction volume
- We pursue a highly selective and diversified asset accumulation strategy
- Utilize extensive sourcing capabilities of our experienced management team
- Have added experienced debt originators to drive the Direct Lending Business
- Employ disciplined investment process with a long track record of success
- Goal of enhancing shareholder distributions over time with additional higher return assets, growth in assets under management at the AMA, and lean expense structure

INNOVATIVE STRATEGY AND PLATFORM

KCAP FINANCIAL, INC.

Internally managed BDC with three contributing business segments offering diversification through economic cycles

Direct Lending

- Middle market: first lien term loans, 2nd lien loans, mezzanine, and private equity
- $320 million portfolio of debt securities
- Average unlevered yield ≈ 7.3%
- Focused on secured investments (68% of debt securities portfolio)
- Senior middle market loans have low default and loss rates
- KCAP has not had any loans originated since 2008 default
- Low cost of debt capital associated with the senior loan portfolio results in attractive levered returns

Data as of, or for the fiscal year ended 12/31/14 unless otherwise noted

INNOVATIVE STRATEGY AND PLATFORM

KCAP FINANCIAL, INC.

Internally managed BDC with three contributing business segments offering diversification through economic cycles

Asset Manager Affiliates

- Wholly owned asset management businesses, Katonah Debt Advisors and Trimaran Advisors
- $3.0 billion in AUM and $72 million fair value investment of KCAP
- 2014 quarterly cash flow run rate: $2.9 million
- Cash distributions contribute to KCAP's total distributable resources
- The portfolio manager of the AMAs has a strong track record of low default and loss rates even during the financial crisis
- AMAs have very low capital needs to generate strong cash returns
- Recurring management fees are based upon par value of underlying assets

Data as of, or for the fiscal year ended 12/31/14 unless otherwise noted

INNOVATIVE STRATEGY AND PLATFORM

KCAP FINANCIAL, INC.

Internally managed BDC with three contributing business segments offering diversification through economic cycles

CLO Fund Securities

- $78 million portfolio of investments in CLO Fund Securities
- $72 million (93%) of CLO Fund Securities represent investments in subordinated securities or equity securities issued by CLO Funds
  - Low to mid-teen expected returns on CLO Equity
- Vast majority (96%) of investments are in funds managed by KCAP's AMAs

Data as of, or for the fiscal year ended 12/31/14 unless otherwise noted

INNOVATIVE STRATEGY AND PLATFORM

KCAP FINANCIAL, INC.

KCAP comprises a publicly traded BDC focused on middle market lending and investing and a wholly owned asset management company

"KCAP"

Publicly Traded BDC

KCAP Invests

- Total Investment in AMAs of $72 million at FMV as of 12/31/2014
- Investments in CLO Funds of $74 million at 12/31/14
- Investments in future CLO funds managed by AMAs; low-teens expected returns

Asset Manager Affiliates "AMAs"

- **100% Owned Portfolio Company**
- **Currently $3.0 billion AUM**
- **FYE 12/31/2014 cash distributions of $11.9 mm**
- **Priced new $464 million managed CLO on March 31, 2015**

KCAP Receives

- Distributions of cash flow from AMA's
- Current cash returns (non-GAAP) on CLO equity investments approx. 25% on FMV
- Credit and investment advisory services
- High cash returns allow the BDC to focus on less risky, senior middle market loans

COMPONENTS OF DISTRIBUTABLE RESOURCES

Delivering balanced sources of distributable cash flow


In millions
$50.0
$40.0
$30.0
$20.0
$10.0
$-
2010
2011
2012
2013
2014
AMA Cash in Excess of Taxable E&P
CLO Cash in Excess of GAAP Investment Income
Other
Dividends from Asset Manager Affiliates
Interest on CLO Fund Securities (GAAP)
Interest Income from Debt Securities
Total Investment Income
Taxable Distributable Income

KCAP FINANCIAL, INC.

Direct Lending

DISCIPLINED INVESTMENT PROCESS

KCAP FINANCIAL, INC.

Proven investment process with a successful track record, review over 200 transaction opportunities with an 90% turndown ratio

Qualitative Analysis

- Strong industry fundamentals
- Highly experienced management
- Variable sourcing avenues
- Seasoned credit cycle experience
- Diversity of customer base and product line
- Acquisition / integration history

Quantitative Analysis

- Financial statement analysis
- Ratio and comparable companies analysis
- Event specific credit modeling
- Credit profile – improving, declining, status quo
- Future capital expenditure needs / asset sale plans
- Downside protection against default
- Risk adjusted returns and relative value analysis
- Asset valuations

Produces Strong Credit Quality

- Of 85 total loans only one was on non-accrual status, less than 1% of the total portfolio at fair value
- Portfolio assets continue to amortize or pay-off at par, in spite of mark-to-market unrealized losses
- 68% of the debt securities portfolio is secured



Investment Opportunity
Portfolio Screen and Compliance
Qualitative Analysis
Quantitative Analysis
Group Discussion with Portfolio Management Team
Investment Committee
Invest
Defer
Decline

Data as of, or for the fiscal year ended 12/31/14 unless otherwise noted

PORTFOLIO HIGHLIGHTS

KCAP FINANCIAL, INC.

Portfolio Debt Securities – Industry Diversification



20%
7%
7%
6%
5%
5%
4%
4%
4%
4%
4%
4%
3%
3%
3%
16%
Healthcare & Pharmaceuticals
Portfolio Company Loan
Telecommunications
Transportation: Cargo
Beverage, Food and Tobacco
Services: Business
High Tech Industries
Media: Broadcasting & Subscription
Consumer goods: Non-durable
Consumer goods: Durable
Energy: Oil & Gas
Environmental Industries
Media: Advertising, Printing & Publishing
Capital Equipment
Aerospace and Defense
Other

Data as of 12/31/14

ORIGINATIONS AND REPAYMENTS

- Closed 31 new deals in Q4 2014 comprising approximately $78 million of new assets[1]
- KCAP Senior Funding:
  - Upsized by $56 million in December
- Weighted average yield on our debt securities portfolio was 7.3% in Q4
- Our pipeline remains robust and opportunities exist to rotate out of lower yielding placeholder loans into higher yielding investments

[1] Including KCAP Senior Funding

Asset Manager Affiliates (AMAs)

ASSET MANAGER AFFILIATES

KCAP FINANCIAL, INC.

- Wholly owned asset management business
- $3.0 billion in AUM
- Priced a $464 million CLO fund in March 2015 - Catamaran CLO 2015-1 Ltd.
- All CLO's managed by KDA and Trimaran are current on equity distributions and management fees. Five of the funds were paying incentive fees in 2014 with two being called for redemption
- Fourth Quarter cash distribution: $2.8 million (which included a tax return of capital component)
- $72 million fair value

Quarterly Distributions from the Asset Manager

	Q1	Q2	Q3	Q4	Total
2012	$ 825,000	$ 1,200,000	$ 925,000	$ 1,750,000	$ **4,700,000**
2013	$ 3,000,000	$ 3,300,000	$ 3,325,000	$ 3,125,000	$ **12,750,000**
2014	$ 3,000,000	$ 3,000,000	$ 3,100,000	$ 2,800,000	$ **11,900,000**

Data as of, or for the fiscal year ended 12/31/14 unless otherwise noted

CLO EQUITY / ASSET MANAGER SYNERGY

KCAP FINANCIAL, INC.

Typical Deal

KCAP	
Equity Investment	$10.0 million
Rate of Return	12%
Annual	$1.2 million

Asset Manager Affiliate[1]	
AUM	$400 million
Net Fee[2]	40 Bps
Annual	$1.6 million

Combined Return	
Total Return	28%
Investment	$10 million
Annual	$2.8 million

[1] Assume CLO Deal size of $400 million and 40 Bps, net fees
[2] Before operating expenses

CLO Equity

CLO EQUITY

KCAP FINANCIAL, INC.

Opportunistically Enhancing Portfolio Yields Through Investments in CLO Equity

- KCAP makes investments in the CLO Funds managed by our Asset Manager Affiliates as well as third party investors
- These investments provide our Asset Manager Affiliates with greater opportunities to access new sources of capital
- CLO Fund Securities represent approximately 16% of total investment portfolio
- 93% of CLO Fund Securities represent investments in subordinated securities or equity securities issued by CLO Funds and 7% of CLO Fund Securities are rated notes
- All CLO funds invest primarily in credit instruments issued by corporate borrowers

SUMMARY OF KCAP ATTRIBUTES

KCAP FINANCIAL, INC.

Dynamic business model generates sustainable dividends

- ✓ Sustainable, recurring revenues not dependent on capital gains
  - Recurring interest income from secured loan and CLO portfolios
  - Stable asset management fee income from Asset Manager Affiliates
- ✓ New investments in current market environment provide higher returns and enhance portfolio yield
- ✓ Not reliant on high leverage to generate returns
- ✓ Floating rate assets, many with minimum index rate floors, provide NAV protection and increased earnings in a rising rate environment
- ✓ Experienced credit managers with long track records
- ✓ Interest aligned with shareholders – significant insider ownership and internally managed
- ✓ KCAP has demonstrated its recent success accessing a variety of funding markets: equity, debt, loan securitizations and new CLO funds

KCAP FINANCIAL, INC.

Appendix: Investor Supplement

NET INVESTMENT INCOME (NII)

KCAP FINANCIAL, INC.

A Major Component of Operating Cash Flow…But Not The Whole Story

- Unlike most BDCs, KCAP's NII is not a proxy for either cash flow available for distribution to its shareholders nor Taxable Distributable Income ("TDI")
- NII is starting point for understanding KCAP's ability to generate cash flow for distribution to its shareholders
- KCAP's Net Investment Income: Three Components
  - Interest on Debt Securities
  - Distributions from CLO Equity Investments
    - Under the "Effective Interest Method"
  - Tax Basis Earnings and Profits (E&P) Dividends from Asset Manager Affiliates ("AMA")
    - A Subset of the AMA Distribution

BEYOND NET INVESTMENT INCOME

KCAP FINANCIAL, INC.

Cash Distributions from CLO equity Not included in NII

- Distributions from CLO Equity Investments
  - With some caveats, a BDC must distribute 90% of TDI in order to maintain its pass through RIC status
  - 100% of cash distributions received on CLO Equity are taxable income and are included in TDI
  - GAAP CLO Equity Investment Income (effective interest method) has been lower than cash distributions received in recent years
  - This cash is included in TDI and must be distributed to satisfy RIC requirements
  - In 2014, this was $0.19 per share and is why TDI is $0.78 per share and not $0.59 (NII)

BEYOND NET INVESTMENT INCOME

KCAP FINANCIAL, INC.

AMA Excess Free Cash Flow Not Included in NII

- AMA Excess Free Cash Flow (ECF)
  - Cash available for distribution above tax-basis E&P
  - Due to the tax structure of the acquisitions of both AMAs, and the affect of net operating loss carry forwards, they benefit from significant non-cash deductions from taxable income. If the AMAs did not benefit from these non-cash deductions, they would have higher tax payments. These distributions benefit KCAP shareholders
  - Therefore, free cash flow (a non-GAAP number) differs from net income at the AMA's
  - Free cash flow is cash generated by the normal operations of the AMAs
  - Since the AMAs are not capital intensive, they distribute this free cash flow to KCAP even though it is not part of KCAP's NII according to GAAP
  - In 2014, this free cash flow in excess of taxable income at the AMAs was $0.19 per share
  - KCAP believes this excess cash flow should be part of cash distributions to KCAP shareholders since it represents free cash flow

TAXABLE DISTRIBUTABLE INCOME (TDI)

KCAP FINANCIAL, INC.

Income Distributable as a RIC

- NII + CLO Equity Cash (in excess of GAAP effective interest) = Taxable Distributable Income or TDI

  2014 TDI was $0.78

- While this means $0.22 of KCAP's distribution was technically a return of capital, all but $0.03 of that reflects the tax benefits of the AMA distribution

- Total impact on NAV was ($0.03), ***not*** ($0.22)

AMA – Excess Free Cash Flow

KCAP FINANCIAL, INC.

AMA Cash in Excess of Taxable E&P is Available for Distribution

- Free Cash Flow benefits from non-cash Tax Deductions and loss carryforwards
- Without these items, the AMA's would pay more in taxes
- KCAP benefits from these non-cash tax items through excess free cash flow which is a portion of the AMA's distributions every year

AMA Excess Free Cash Was $0.19 in 2014

KCAP CASH FLOW AVAILABLE FOR DISTRIBUTION

KCAP FINANCIAL, INC.

Distributable Cash Beyond NII and TDI

- 2014 Net Investment Income
  - $0.59
- Taxable Income In Excess of Net Interest Income due to CLO equity distributions
  - $0.19
- AMA Excess Cash Flow[1]
  - $0.19
- ***Total Available Distributable Cash in 2014 was $0.97[1]***

[1] AMA excess cash flow and Total Available Distributable Cash Flow are non-GAAP numbers that relate to or include cash distributed to KCAP by the AMAs in excess of the AMAs' taxable income. The $0.19 per share of AMA Excess Cash Flow results from non-cash tax items available to the AMAs due to their tax structures. NII and TDI are the most directly comparable GAAP financial measures.

AMA INVESTMENT

KCAP FINANCIAL, INC.

AMA Return of Capital Differences

- AMA
  - Growing
  - Dynamic
  - Non-Capital Intensive
  - Tax Advantage Structure

- AMA Produces Steady Cash Flows
  - A Portion of Those Cash Flows are Tax Advantaged (ECF) – Flow out as AMA Return of Capital
    - Tax Advantage Flows Through to KCAP Shareholders

Q & A